UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 1, 2011

Regal-Beloit Corporation
 (Exact name of registrant as specified in its charter)

Wisconsin	1-7283	39-0875718
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 State Street, Beloit, Wisconsin	53511-6254
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (608) 364-8800

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 1, 2011, Regal Beloit Corporation (the “Company”) held a conference call to discuss its financial results for the financial period ended October 1, 2011. This disclosure is being provided to provide additional information and to clarify certain statements made on that conference call.

On August 22, 2011, the Company acquired the Electrical Products Company (“EPC”) from A.O. Smith Corporation. For the last five completed fiscal years, fourth quarter sales for EPC have averaged 22% of EPC’s annual sales.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAL BELOIT CORPORATION

Date: November 1, 2011

By: /s/ Peter C. Underwood
Peter C. Underwood
Vice President, General Counsel and Secretary

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